Prospectus supplement dated June 30, 2015
to the following prospectus(es):
America's marketFLEX Annuity prospectus dated May 1, 2015
America's marketFLEX VUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective August 7, 2015, American Century Variable Portfolios, Inc. will permanently waive the short-term trading fee associated with the underlying mutual funds listed in Column B below (see Short-Term Trading Fees in the prospectus).
Column A Non-Redemption Fee Subaccounts	Column B Redemption Fee Subaccounts
American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I	American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class III
American Century Variable Portfolios, Inc. - American Century VP Ultra® Fund: Class I	American Century Variable Portfolios, Inc. - American Century VP Ultra® Fund: Class III
American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I	American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class III
Upon implementing this waiver, the Redemption Fee Subaccount in Column B and the corresponding Non-Redemption Fee Subaccount in Column A will effectively invest in the same underlying mutual fund with the same expense structure. Prior to the waiver, the only difference between the two subaccounts was that the Column B subaccount assessed a short-term trading fee. This waiver of the short-term trading fee makes the subaccount in Column B redundant to the subaccount in Column A.
Nationwide intends to eliminate this redundancy by consolidating the duplicative subaccounts. At the close of business on August 7, 2015, the Redemption Fee Subaccount will be merged into the corresponding Non-Redemption Fee Subaccount.
In order to keep the consolidation from altering the contract value/policy value, Nationwide will adjust the number of accumulation units/annuity units of the impacted subaccounts. This transaction will not result in a change in contract value/policy value and will not result in a change the contract's/policy's investment portfolio. Rather, it is an administrative adjustment. All contract owners and policyholders affected by the consolidation will receive a written confirmation of the transaction. No fees or charges will be assessed in connection with the consolidation, and the consolidation will not be treated as a transfer for the purposes of daily transfer limitations.
Effective immediately following the consolidation, the Short-Term Trading Fee Subaccounts will no longer be available as investment options in the contract or policy.
GWP-0553